                              SETTLEMENT AGREEMENT

      The parties to this Agreement are, TGX CORPORATION ("TGX"), PARAGON RESOURCES, INC. ("Paragon"), NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("National Fuel"), and PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK ("Commission"). This Agreement involves the settlement of all claims among the parties arising out of that certain gas purchase contract dated July 1, 1974, as amended, between Iroquois Gas Corporation and Paragon Resources, Inc. (the "Paragon Contract").

      The parties hereto agree as follows:

      1. The action and all claims commenced by National Fuel against TGX and Paragon in the United States District Court for the Western District of New York, Civil Action No. 84-1372E, including all counterclaims asserted by TGX and Paragon against National Fuel, shall be dismissed with prejudice and on the merits, each party to bear its own costs. The stipulation of dismissal is annexed hereto and shall be executed concurrently herewith and held in escrow until such time as TGX receives the payment set forth in paragraph 9 below, after which it shall be seasonably filed with the court.

      2. The action and all claims commenced by TGX against National Fuel in the Supreme Court, State of New York, Chautauqua County, Index No G-13357, including all counterclaims asserted by National Fuel against TGX and/or Paragon, shall be dismissed with prejudice and on the merits, each party to bear its own costs. The stipulation of dismissal is annexed hereto and shall be executed concurrently herewith and held in escrow until such time as TGX receives the payment set forth in paragraph 9 below, after which it shall be seasonably filed with the court.

      3. The action and all claims commenced by National Fuel against TGX (formerly Templeton Energy, Inc.) in the Supreme Court, State of New York, Erie County, Index No. H-10101, including all counterclaims asserted by TGX against National Fuel, shall be dismissed with prejudice and on the merits, each party to bear its own costs. The stipulation of dismissal is annexed hereto and shall be executed concurrently herewith and held in escrow until such time as TGX receives the payment set forth in paragraph 9 below, after which it shall be seasonably filed with the court.

      4. The action and all claims commenced by National Fuel against Paragon and TGX (formerly Templeton Energy, Inc.) via summons served December 12, 1983 in the Supreme Court, State of New York, Erie County, (the so-called "Chart Changing" case), including all counterclaims asserted by Paragon and/or TGX against National Fuel, shall be dismissed with prejudice and on the merits, each party to bear its own costs. The stipulation of dismissal is annexed hereto and shall be executed concurrently herewith and held in escrow until such time as TGX receives the payment set forth in paragraph 9 below, after which it shall be seasonably filed with the court.

      5. The action and all claims commenced by National Fuel against Paragon in the Supreme Court, State of New York, Erie County, Index No. H-16524, including all counterclaims asserted by Paragon against National Fuel, shall be dismissed with prejudice and on the merits, each party to bear its own costs. The stipulation of dismissal is annexed hereto and shall be executed concurrently herewith and held in escrow until such time as TGX receives the payment set forth in paragraph 9 below, after which it shall be seasonably filed with the court.

      6. The action and all claims commenced by National Fuel against Paragon, et al. in the Supreme Court, State of New York, Erie County, Index No. E-75869, including all counterclaims asserted by Paragon and/or TGX against National Fuel, shall be dismissed with prejudice and on the merits, each party to bear its own costs. The stipulation of dismissal is annexed hereto and shall be executed concurrently herewith and held in escrow until such time as TGX receives the payment set forth in paragraph 9 below, after which it shall be seasonably filed with the court.

      7. National Fuel, TGX, and Paragon warrant that they have the right, power, and authority to enter into this Agreement, and that no claim or cause of action that any of the parties has, had, or may have in the future regarding the Paragon Contract, has been assigned to any other party who is not a signatory to this Agreement.

      8. TGX specifically warrants that it has full authority to enter into this Agreement, notwithstanding any agreement or series of agreements that it may have with the Bank of Montreal, or any of its subsidiaries regarding the Paragon Contract, or the claims and litigation settled hereby.

      9.   (a) After execution of this Agreement by all parties, and

           (b) within 24 hours of the issuance of an order by the Commission granting National Fuel's petition to utilize certain supplier refunds to fund a portion of the payment to TGX,

National Fuel shall pay to TGX the sum of $7,200,000.00, by wire transfer to the account of TGX - Account Number 1884148360, Bank One, Texas, N.A., 910 Travis Building, Houston, Texas 77002-5895.

      10. TGX, Paragon and National Fuel shall provide each other with executed general releases in the form attached hereto as

Exhibits A, B, C, and D respectively, which release shall be held in escrow until such time as TGX receives the payment set forth in paragraph 9 above.

      11. This Agreement may be executed in any number of counterparts, no one of which is required to be executed by all of the parties hereto. Each executed counterpart shall be binding upon the party executing the same as fully as if all parties had executed one instrument. The parties may combine such counterparts to form one single instrument for filing Purposes.

                                  NATIONAL FUEL GAS DISTRIBUTION CORPORATION


Dated: April 12, 1996             By: /s/ P. C. ACKERMAN
                                     ------------------------------
                                     P. C. Ackerman, President


                                  TGX CORPORATION

Dated: April  , 1996              By: /s/ LARRY H. CARPENTER
                                     ------------------------------
                                     Larry H. Carpenter, President


                                  PARAGON RESOURCES. INC.

Dated: April  , 1996              By: /s/ WILLIAM M. TEMPLETON
                                     ------------------------------
                                     William M. Templeton, President

                                  PUBLIC SERVICE COMMISSION OF THE
                                  STATE OF NEW YORK


Dated: April   , 1996             By: /s/ JONATHAN D. FEINBERG
                                     ------------------------------
                                     Jonathan D. Feinberg
                                     Assistant Counsel


STATE OF NEW YORK    )
                     ) SS:
COUNTY OF ERIE       )

      On the 12th day of April in the year 1996 before me personally came P. C. Ackerman to me known, who being by me duly sworn, did depose and say that he resides in Orchard Park, New York; that he is the President of National Fuel Gas Distribution Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

                                  /s/ JANET M. CONRAD
                                  -----------------------------
                                  Notary Public
                                  JANET M. CONRAD
                                  Notary Public, State of New York
                                  Qualified in Erie County
                                  My Commission Expires 2-28-97

STATE OF TEXAS        )
                      ) SS:
COUNTY OF HARRIS      )

      On the    day of April in the year 1996 before me personally came
Larry H. Carpenter to me known, who being by me duly sworn, did depose and say that he is the President of TGX Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

                                         /s/ DAWN STEELE
                                       --------------------
                                       Notary Public

STATE OF LOUISIANA )
                   ) SS:
PARISH OF CADDO    )

      On the 12th day of April in the year 1996 before me personally came William M. Templeton to me known, who being by me duly sworn, did depose and say that he is the President of Paragon Resources, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                /s/ CYNTHIA S. BARKER
                                -----------------------
                                Notary Public

STATE OF NEW YORK )
                  ) SS:
COUNTY OF ALBANY  )

      On the     day of April in the year 1996 before me personally came
Jonathan D. Feinberg to me known, who being by me duly sworn, did depose and say that, in this proceeding, in accordance with Section 12 of the Public Service Law, he acted as Counsel to the Public Service Commission of the State of New York, the State agency described in and which executed the above instrument; and that he signed his name thereto pursuant to the authority and direction of the Chairman of said Agency.


                                  (Signature appears here)
                               ------------------------------
                               Notary Public

                                                                     "EXHIBIT A"

                                GENERAL RELEASE


      TGX CORPORATION ("TGX") for and in consideration of the mutual covenants contained in the Settlement Agreement among TGX, PARAGON RESOURCES, INC. ("Paragon"), NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("National Fuel") and PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK ("Commission"), and executed by TGX on April 12, 1996, has remised, released, and forever discharged and by these presents does for itself, its successors and assigns, hereby release and discharge all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against National Fuel, its past and present officers, directors, employees, agents, attorneys, affiliates, predecessors, successors, and assigns, and the heirs, executors, trustees, administrators, successors and assigns of any such persons and entities (herein collectively the "Released Parties"), TGX ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents.

       IN WITNESS WHEREOF, the undersigned has caused its corporate seal to be hereunto affixed and these presents to be signed by its duly authorized officer the 12th of April in the year one thousand nine hundred and ninety-six.

                                       TGX CORPORATION

[TGX Corporate Seal
 appears here]                         By: /s/ LARRY H. CARPENTER
                                          -----------------------------
                                          Larry H. Carpenter, President


STATE OF TEXAS   )
                 ) SS.:
COUNTY OF HARRIS )

      On the 12th day of April, 1996, before me came Larry H. Carpenter to me known, who, being by me duly sworn, did depose and say that he resides in Harris Co., Texas; that he is President of TGX Corporation, the corporation described in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.


                                      /s/ DAWN STEELE
                                ----------------------------
                                Notary Public

                                                                     EXHIBIT "B"

                                GENERAL RELEASE

     PARAGON RESOURCES, INC. ("Paragon") for and in consideration of the mutual covenants contained in the Settlement Agreement among Paragon, TGX CORPORATION ("TGX"), NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("National Fuel") and PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK ("Commission"), and executed by Paragon on April 12, 1996, has remised, released, and forever discharged and by these presents does for itself, its successors and assigns, hereby release and discharge all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against National Fuel, its past and present officers, directors, employees, agents, attorneys, affiliates, predecessors, successors, and assigns, and the heirs, executors, trustees, administrators, successors and assigns of any such persons and entities (herein collectively the "Released Parties"), Paragon ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents.

     IN WITNESS WHEREOF, the undersigned has caused its corporate seal to be hereunto affixed and these presents to be signed by its duly authorized officer the 12th of April in the year one thousand nine hundred and ninety-six.

                               PARAGON RESOURCES, INC.

 (SEAL)

                               By: /s/ WILLIAM M. TEMPLETON
                                  -------------------------------
                                  William M. Templeton, President


STATE OF LOUISIANA  )
                    ) SS.:
PARISH OF CADDO     )

     On the 12th day of April, 1996, before me came William M. Templeton to me known, who, being by me duly sworn, did depose and say that he resides in Shreveport, Louisiana; that he is the President of Paragon Resources, Inc., the corporation described in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.


                                      /s/ CYNTHIA S. BARKER
                                   ---------------------------
                                   Notary Public

                                                                     EXHIBIT "C"

                                GENERAL RELEASE

    NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("National Fuel") for and in consideration of the mutual covenants contained in the Settlement Agreement, among National Fuel and TGX CORPORATION ("TGX"), PARAGON RESOURCES, INC. ("Paragon") and PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK ("Commission"), executed by National Fuel on April 12, 1996, has remised, released, and forever discharged and by these presents does for itself, its successors and assigns, hereby release and discharge all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against TGX, its past and present officers, directors, employees, agents, attorneys, affiliates, predecessors, successors, and assigns, and the heirs, executors, trustees, administrators, successors and assigns of any such persons and entities (herein collectively the "Released Parties"), National Fuel ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents.

      IN WITNESS WHEREOF, the undersigned has caused its corporate seal to be hereunto affixed and these presents to be signed by its duly authorized officer the 12th of April in the year one thousand nine hundred and ninety-six.

                                NATIONAL FUEL GAS DISTRIBUTION
                                  CORPORATION

 (SEAL)                         By: /s/ P. C. ACKERMAN
                                   -------------------------------
                                   P. C. Ackerman, President


STATE OF NEW YORK )
                  ) SS.:
COUNTY OF ERIE    )

      On the 12th day of April, 1996, before me came P. C. Ackerman to me known, who, being by me duly sworn, did depose and say that he resides in Orchard Park, New York; that he is President of National Fuel Gas Distribution Corporation, the corporation described in, and which executed, the foregoing instrument;
that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.

                                 /s/ JANET M. CONRAD
                                 --------------------------------
                                 Notary Public

                                 JANET M. CONRAD
                                 Notary Public, State of New York
                                 Qualified in Erie County
                                 My Commission Expires 2-28-97

                                                                     EXHIBIT "D"

                                GENERAL RELEASE

     NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("National Fuel") for and in consideration of the mutual covenants contained in the Settlement Agreement, among National Fuel and TGX CORPORATION ("TGX""), PARAGON RESOURCES, INC. ("Paragon") and PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK ("Commission"), and executed by National Fuel on April 12, 1996, has remised, released, and forever discharged and by these presents does for itself, its successors and assigns, hereby release and discharge all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against Paragon, its past and present officers, directors, employees, agents, attorneys, affiliates, predecessors, successors, and assigns, and the heirs, executors, trustees, administrators, successors and assigns of any such persons and entities (herein collectively the "Released Parties"), National Fuel ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents.

      IN WITNESS WHEREOF, the undersigned has caused its corporate seal to be hereunto affixed and these presents to be signed by its duly authorized officer the 12th of April in the year one thousand nine hundred and ninety-six.

                               NATIONAL FUEL GAS DISTRIBUTION
                                 CORPORATION

 (SEAL)                        By: /s/ P. C. ACKERMAN
                                  ------------------------------
                                  P. C. Ackerman, President


STATE OF NEW YORK )
                  ) SS.:
COUNTY OF ERIE    )

     On the 12th day of April, 1996, before me came P. C. Ackerman to me known, who, being by me duly sworn, did depose and say that he resides in Orchard Park, New York; that he is President of National Fuel Gas Distribution Corporation, the corporation described in, and which executed, the foregoing instrument;
that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.


                                  /s/ JANET M. CONRAD
                                -------------------------
                                Notary Public

                                JANET M. CONRAD
                                Notary Public, State of New York
                                Qualified in Erie County
                                My Commission Expires 2-28-97

UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF NEW YORK

- ------------------------------------------------------

NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                               Plaintiff,

PUBLIC SERVICE COMMISSION OF THE STATE
OF NEW YORK                                           STIPULATION
                                                      DISCONTINUING
                    Plaintiff-Intervenor,             ACTION
   vs.

TGX CORPORATION
PARAGON RESOURCES. INC.                               Civil No. 84-1372E

                              Defendants.

- ------------------------------------------------------

   IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action, including all counterclaims therein, be, and the same hereby is discontinued with prejudice and on the merits, without costs to any party as against the other.

Dated: Buffalo, New York
       April 15, 1996

PHILLIPS, LYTLE, HITCHCOCK,
 BLAINE & HUBER


/s/ ROBERT E. GLANVILLE                     /s/ ANN W. HERMAN
- -----------------------------               -----------------------------
Robert E. Glanville, Esq.                   Ann W. Herman, Esq.
Attorneys for Plaintiff                     Attorney for Defendant
3400 Marine Midland Center                  TGX Corporation
Buffalo, NY 14203                           716 Brisbane Building
Tel. No.:  (716) 847-8400                   Buffalo, NY 14203
                                            Tel. No. (716) 852-7983

    /s/ ALLAN R. LIPMAN
- ------------------------------          -----------------------------
Allan R. Lipman, Esq.                   Jonathan D. Feinberg, Esq.
Attorney for Defendant                  Attorney for Plaintiff -
Paragon Resources, Inc.                 Intervenor Public Service
120 Delaware Avenue, Suite 430          Commission of the State of
Buffalo, NY 14202                       New York
                                        Three Empire State Plaza
                                        Albany, NY 12223

SUPREME COURT: STATE OF NEW YORK
COUNTY OF CHAUTAUQUA

- -------------------------------------

TGX CORPORATION


                            Plaintiff,
                                               STIPULATION
   vs.                                         DISCONTINUING
                                               ACTION

NATIONAL FUEL GAS DISTRIBUTION CORPORATION     Civil No. G-13357

                            Defendant.

- -------------------------------------

   IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action, including all counterclaims therein, be, and the same hereby is discontinued with prejudice and on the merits, without costs to either party as against the other.

Dated: Buffalo, New York
       April , 1996

PHILLIPS, LYTLE, HITCHCOCK,
 BLAINE & HUBER
                                            /s/ ANN W. HERMAN
  /s/ ROBERT E. GLANVILLE                   /s/ ALLAN R. LIPMAN
- ------------------------------            ----------------------------
Robert E. Glanville, Esq.                 Ann W. Herman; Esq.
Attorneys for Defendant                   Allan R. Lipman, Esq.
3400 Marine Midland Center                Attorneys for Plaintiff
Buffalo, NY 14203                         716 Brisbane Building
Tel. No.:  (716) 847-8400                 Buffalo, NY 14203
                                          Tel. No.:   (716) 852-7983

SUPREME COURT: STATE OF NEW YORK
COUNTY OF ERIE

- --------------------------------------------

NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                               Plaintiff,
                                               STIPULATION
   vs.                                         DISCONTINUING
                                               ACTION
TGX CORPORATION (TEMPLETON ENERGY, INC.)
                                               Civil No. H-10101
                               Defendant.

- --------------------------------------------

   IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action, including all counterclaims therein, be, and the same hereby is discontinued with prejudice and on the merits, without costs to either party as against the other.

Dated: Buffalo, New York
       April   , 1996


PHILLIPS, LYTLE, HITCHCOCK,
  BLAINE & HUBER

                                            /s/ ANN W. HERMAN
  /s/ ROBERT E. GLANVILLE                   /s/ ALLAN R. LIPMAN
- ----------------------------               ---------------------------
Robert E. Glanville, Esq.                  Ann W. Herman, Esq.
Attorneys for Plaintiff                    Allan R. Lipman, Esq.
3400 Marine Midland Center                 Attorneys for Defendant
Buffalo, NY 14203                          716 Brisbane Building
Tel. No.:  (716) 847-8400                  Buffalo, NY 14203
                                           Tel. No.:  (716) 852-7983

SUPREME COURT: STATE OF NEW YORK
COUNTY OF ERIE

- --------------------------------------------

NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                                 Plaintiff,
                                                    STIPULATION
      vs .                                          DISCONTINUING
                                                    ACTION
PARAGON RESOURCES, INC.
TGX CORPORATION (FORMERLY TEMPLETON
ENERGY, INC.)

                                 Defendants.

- --------------------------------------------

     IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action, including all counterclaims therein, be, and the same hereby is discontinued with prejudice and on the merits, without costs to either party as against the other.

Dated: Buffalo, New York
       April   , 1996

PHILLIPS, LYTLE, HITCHCOCK,
 BLAINE & HUBER


  /s/ ROBERT E. GLANVILLE                  /s/ ALLAN R. LIPMAN
- ----------------------------            -----------------------------
Robert E. Glanville, Esq.               Allan R. Lipman, Esq.
Attorneys for Plaintiff                 Attorney for Defendant
3400 Marine Midland Center              120 Delaware Avenue, Suite 430
Buffalo, NY 14203                       Buffalo, NY 14202
Tel. No.: (716) 847-8400                Tel. No.: (716) 852-2100

  /s/ ANN W. HERMAN
- -----------------------------
Ann W. Herman, Esq.
Attorney for TGX Corporation
716 Brisbane Building
Buffalo, NY 14203
Tel. No.: (716) 852-7983

SUPREME COURT: STATE OF NEW YORK
COUNTY OF ERIE

- ------------------------------------------------------

NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                               Plaintiff,

                                                      STIPULATION
                                                      DISCONTINUING
                                                      ACTION
   vs.

PARAGON RESOURCES. INC.                               Civil No. H-16524

                              Defendant.

- ------------------------------------------------------

    IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action, including all counterclaims therein, be, and the same hereby is discontinued with prejudice and on the merits, without costs to either party as against the other.

Dated: Buffalo, New York
       April   , 1996

PHILLIPS, LYTLE, HITCHCOCK,
  BLAINE & HUBER

/s/ ROBERT E. GLANVILLE                      /s/ ALLAN R. LIPMAN
- ------------------------                     ---------------------
Robert E. Glanville, Esq.                    Allan R. Lipman, Esq.
Attorneys for Plaintiff                      Attorney for Defendant
3400 Marine Midland Center                   716 Brisbane Building
Buffalo, NY 14203                            Buffano, NY 14203
Tel. No.:  (716) 847-8400                    Tel. No.:  (716) 852-7983

SUPREME COURT: STATE OF NEW YORK
COUNTY OF ERIE

- ------------------------------------------------------

NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                               Plaintiff,
                                                      STIPULATION
   vs.                                                DISCONTINUING
                                                      ACTION
TGX CORPORATION
(TEMPLETON ENERGY INC.)                               Civil No. H-10101

                              Defendant.

- ------------------------------------------------------

    IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above-entitled action, including all counterclaims therein, be, and the same hereby is discontinued with prejudice and on the merits, without costs to either party as against the other.

Dated: Buffalo, New York
       April , 1996

PHILLIPS, LYTLE, HITCHCOCK,
  BLAINE & HUBER


/s/ ROBERT E. GLANVILLE                       /s/ ALLAN R. LIPMAN
- --------------------------                   -----------------------
Robert E. Glanville, Esq.                    Allan R. Lipman, Esq.
Attorneys for Plaintiff                      Attorney for Defendant
3400 Marine Midland Center                   716 Brisbane Building
Buffalo, NY 14203                            Buffalo, NY 14203
Tel. No.:  (716) 847-8400                    Tel. No.:  (716) 852-7983

                                                                     EXHIBIT "C"

                           GENERAL RELEASE


      NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("National Fuel") for and in consideration of the mutual covenants contained in the Settlement Agreement, among National Fuel and TGX CORPORATION ("TGX"), PARAGON RESOURCES, INC. ("Paragon") and PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK ("Commission"), executed by National Fuel on April 12, 1996, has remised, released, and forever discharged and by these presents does for itself, its successors and assigns, hereby release and discharge all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, which against TGX, its past and present officers, directors, employees, agents, attorneys, affiliates, predecessors, successors, and assigns, and the heirs, executors, trustees, administrators, successors and assigns of any such persons and entities (herein collectively the "Released Parties"), National Fuel ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of these presents.

       IN WITNESS WHEREOF, the undersigned has caused its corporate seal to be hereunto affixed and these presents to be signed by its duly authorized officer the 12th of April in the year one thousand nine hundred and ninety-six.

                                NATIONAL FUEL GAS DISTRIBUTION
                                   CORPORATION

(SEAL)


                                By: /s/  P. C. ACKERMAN
                                    ---------------------
                                    P. C. Ackerman, President

 STATE OF NEW YORK )
                   ) SS.:
 COUNTY OF ERIE    )

     On the 12th day of April, 1996, before me came P. C. Ackerman to me known, who, being by me duly sworn, did depose and say that he resides in Orchard Park, New York; that he is President of National Fuel Gas Distribution Corporation, the corporation described in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



                                      /s/ JANET M. CONRAD
                                      --------------------
                                      Notary Public

                                      Janet M. Conrad
                                      Notary Public, State of New York
                                      Qualified in Erie County
                                      My Commission Expires 2-28-97

                          STATE OF NEW YORK
                     PUBLIC SERVICE COMMISSION


                                 At a Session of the Public Service
                                 Commission held in the City of
                                 Albany on April 17, 1996


COMMISSIONERS PRESENT:

 John F. O'Mara, Chairman
 Lisa Rosenblum
 Harold A. Jerry, Jr.
 William D. Cotter
 Eugene W. Zeltmann

Case 96-G-0340 - Petition of National Fuel Gas Distribution Corporation for a
                 Waiver of the Requirements of the Refund Provisions of its Gas Tariff, Concerning Refunds From Its Upstream Pipeline Suppliers.

                            ORDER APPROVING WAIVER
                     (Issued and Effective April 18, 1996)

BY THE COMMISSION:

           In Opinion No. 95-5/1/ we declined to conduct a Public
Service Law (S)110(4) review of prices TGX Corporation (TGX) demanded from National Fuel Gas Distribution Corporation (National Fuel or NFG), inasmuch as the effect of our 1983 disapproval of the TGX/NFG contract/2/ was still being litigated in the Federal Courts. We stated that we would review any contract price resulting from judicial action or agreement by the parties. Opinion No. 95-5 did allow NFO rate recovery of the New


_____________________

/1/ Case 92-G-1004 - Filing of Annual Reconciliation of Gas Expense and Gas Adjustment Clause (GAC) Revenue Pursuant to Requirements of 16 NYCRR 270.55(g) - Annual Surcharge or Refund; Case 93-G-0352 - Proceeding On Motion of the Commission Concerning the Recovery of Certain Purchased Gas Costs, and Related Expenditures bY National Gas Distribution Corporation. Opinion and Order Concerning Gas Contract Charges (issued May 5,
1995).                             _

/2/ Case 28447 - National Fuel Gas Distribution Corporation - Rates,
23 NYPSC 6175, 6181-6194 (Opinion No. 83-26, issued December 20, 1983).

Case 96-G-0340

Gas Policy Act of 1978 at the time of our 1983 decision. /4/ Finally, given the level of litigation expense NFG might yet incur (and ask ratepayers to bear) if there is no settlement, it appears the settlement is reasonable. Even though litigation flowing from our 1983 disapproval decision has continued for more than 10 years and includes decisions by the New York Courts /5/ and the United States Court of Appeals for the Second circuit,/6/ the federal action still has not yet gone through discovery, trial and any additional appeals.

The Commission Orders:

           1. This action is taken on an emergency basis under Section 202(6) of the State Administrative Procedure Act for the reasons noted in the body of this order.

           2. The petition of National Fuel Gas Distribution Corporation for waiver of its tariff pursuant to 16 NYCRR (S)270.55(f) in order to pay approximately $4.3 million out of pipeline refunds to TGX Corporation is hereby granted.

           3. This proceeding is continued.

                                     By the Commission,


  (SIGNED)                           John C. Crary
                                       Secretary


- ------------------
 /4/ The ALJ determined that this was the appropriate standard in his Recommended Decision in Cases 92-G-1004 and 93-G-0350.
 /5/ Matter of National Fuel Gas Distribution Corporation v. Public Serv. Comm'n of the State of New York, 107 A.D.2d 357, 358-59 (3d Dept. 1985), aff'd, 66 N.Y.2d 956 (1985).
 /6/ Matter of National Fuel Gas Distribution Corporation v. TGX Corporation, 950 F.2d 829 (2d Cir. 1991).

                                       3